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                                                                    Exhibit 23.1
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                         INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Aksys, Ltd.:


We consent to the use of our reports included herein and to reference to our firm under the headings "Selected Financial Data" and "Experts" in the prospectus.


                                             KPMG Peat Marwick LLP

Chicago, Illinois
May 10, 1996